The Cascades Trust
Aquila Tax-Free Trust of Oregon

Supplement dated March 27, 2018
to the Summary Prospectus, Prospectus and Statement of Additional Information
dated July 25, 2017, as revised as of September 1, 2017

The following disclosure supplements the information in the Trust's Summary Prospectus, Prospectus and Statement of Additional Information:

Effective March 27, 2018, Mr. Timothy Iltz joined Mr. Christopher Johns as a portfolio manager of Aquila Tax-Free Trust of Oregon.

Mr. Iltz has served as a portfolio manager of the Trust since 2018.  Mr. Iltz has over 20 years of experience in the fixed income industry, serving clients as portfolio manager, financial advisor, investment banker, analyst and consultant.  Mr. Iltz has been a Vice President and Municipal Bond Credit Analyst at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, the Trust's Sub-Adviser, since 2011.  He previously worked as a Vice President in Fixed Income Banking for Wedbush Securities in Portland and has over 11 years of public finance investment banking experience including the full spectrum of bond issues available to local governments.  Mr. Iltz manages 20 other accounts with assets totaling approximately $18 million, which do not pay him performance-based compensation.  Mr. Iltz owned shares of the Trust in the range of $1-$10,000 as of March 15, 2018.

Please retain this supplement for future reference.